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                                                                    Exhibit 10.1

[Fleet Logo]  FLEET

                       SECOND AMENDMENT TO LOAN AGREEMENT



         THIS AMENDMENT is made as of May 9, 2002 by ASPECT MEDICAL SYSTEMS, INC. (the "BORROWER") and FLEET NATIONAL BANK (the "LENDER").

                                    RECITALS

         A. The Lender and the Borrower are parties to a letter agreement dated as of May 16, 2001, as amended by that certain First Amendment to Loan Agreement dated as of December 21, 2001 (as the same has been and may hereafter be amended, supplemented or otherwise modified from time to time, the "LOAN AGREEMENT"). Capitalized terms used herein without definition have the meanings assigned to them in the Loan Agreement.

         B. The Borrower and the Bank desire to extend the maturity date of the Revolving Loans and modify certain of the financial covenants contained in the Loan Agreement.

         NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

I.       AMENDMENTS TO LOAN AGREEMENT.

         A. Section 3.7 of the Loan Agreement is hereby deleted in its entirety and replaced with the following:

         "3.7. MINIMUM READY ASSET BALANCE. The Borrower will maintain at all times an aggregate amount of Ready Assets with a net equity value (determined at face value) in excess of $20,000,000."

         B. Section 3.8 of the Loan Agreement is hereby deleted in its entirety and replaced with the following:

         "3.8 MINIMUM TANGIBLE NET WORTH. The Borrower will maintain, at all times, a Tangible Net Worth in excess of $30,000,000."

         C. The definition of "Expiration Date" contained in Section 7.1 of the Loan Agreement is hereby deleted in its entirety and replaced with the following:

         "'Expiration Date' - May 14, 2003, unless extended by the Bank which extension may be given or withheld by the Bank in its sole discretion."


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II.      NO FURTHER AMENDMENTS.

         Except as specifically amended hereby, the Loan Agreement and the Pledge Agreement shall remain unmodified and in full force and effect and are hereby ratified and affirmed in all respects, and the indebtedness of the Borrower to the Lender evidenced thereby and by the Revolving Note is hereby reaffirmed in all respects. On and after the date hereof, each reference in the Loan Agreement to "this letter agreement", "hereunder", "hereof", or words of like import referring to the Loan Agreement, shall mean and be a reference to the Loan Agreement as amended by this Amendment, and each reference in Pledge Agreement to the Loan Agreement, "thereunder", "thereof", or words of like import referring to the Loan Agreement shall mean a reference to the Loan Agreement as amended by this Amendment.

III.     CONFIRMATION OF SECURITY.

         The Pledge Agreement shall remain in full force and effect and is hereby ratified and affirmed in all material respects. The Borrower hereby acknowledges and agrees that the "Obligations" secured by and entitled to the benefits of the Pledge Agreement include, without limitation, the Revolving Note.

IV.      MISCELLANEOUS.

         A. As provided in the Loan Agreement, the Borrower agrees to reimburse the Lender upon demand for all out-of-pocket costs, charges, liabilities, taxes and expenses of the Lender (including reasonable fees and disbursements of counsel to the Lender) in connection with the (a) preparation, negotiation, interpretation, execution and deliver of this Amendment and any other agreements, instruments and documents executed pursuant or relating hereto, and
(b) any enforcement hereof.

         B. This Amendment shall be governed by and construed in accordance with the laws of the Commonwealth of Massachusetts.

         C. This Amendment may be executed by the parties hereto in several counterparts hereof and by the different parties hereto on separate counterparts hereof, all of which counterparts shall together constitute one and the same agreement. Delivery of an executed signature page of this Amendment by facsimile transmission shall be effective as delivery of a manually executed counterpart hereof.



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IN WITNESS WHEREOF, the Lender and the Borrower have caused this Amendment to be duly executed as a sealed instrument by their duly authorized representatives, all as of the day and year first above written.


                                          ASPECT MEDICAL SYSTEMS, INC.

                                          By: /s/ J. Neal Armstrong
                                              ----------------------------------
                                              Name:  J. Neal Armstrong
                                              Title:  Vice President and CFO


                                          FLEET NATIONAL BANK

                                          By: /s/ T. Clark Hayes
                                              ----------------------------------
                                              Name:  T. Clark Hayes
                                              Title:  AVP